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                                     [LOGO]
                              ROSLYN BANCORP, INC.

                                 ACQUISITION OF

                              T R FINANCIAL CORP.
                   Holding Company for Roosevelt Savings Bank


                             Announced May 26, 1998





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Forward-Looking Information

================================================================================

       This presentation contains estimates of future operating results for 1998 and 1999 for both Roslyn and TR Financial on a stand-alone and pro forma combined basis, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting each Company's operations, pricing, products and services.





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A Powerful Presence in Metro New York

================================================================================

o   Top 10 deposit market share
     - Nassau, Suffolk, Brooklyn, Queens combined

o   $7.7 billion in assets

o   $4.1 billion in deposits

o   23 full-service banking locations
    - Significantly expands mortgage banking opportunities

o   $180 million average deposits per branch
    - High operational efficiency

o    Combined market value of $2.4 billion



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

  Terms of Transaction

======================================================================================================

Fixed Exchange Ratio                             2.05 Shares of Roslyn for each
                                                 T R Financial Share

Indicated Deal Value(a)                          $1.013 billion

Price per ROSE Share (b)                         $56.63

Premiums
     Price/Book                                  380.84%
     Price/Tangible Book                         380.84%
     Price/LTM(c) EPS                             27.23x

Accounting / Tax Treatment                       Pooling of interests / Tax-free exchange

Reciprocal Stock Purchase Options                19.9% of each Company's shares outstanding

(a) Based on 17,891,729 fully diluted ROSE shares as of March 31, 1998
(b) Based on Roslyn's closing price of $27.63 on May 22, 1998
(c) Twelve Months Ended March 31, 1998

                                                                                        4





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Benefits of Transaction

================================================================================

o Reflects Roslyn commitment to growing the business and enhancing shareholder value

        o Leverages capital base and enhances return on equity - approximately a 350 bp pickup in ROAE

        o     Immediately accretive to earnings - 8.8% accretion in 1999

        o Better competitive position with more opportunities to grow customer base and cross-sell to existing customers

        o     Shared financial strength





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Benefits of Transaction

================================================================================

o  Perfect strategic fit

    o       Compatible products and services

    o       Complementary and supplementary markets

    o       Similar customer base demographics

    o       Shared growth vision and strategy

    o       Complementary management philosophies

    o       Continued commitment to customer-driven culture

    o       Strong community roots

    o       Shared financial strength and commitment to shareholder value



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Benefits of Transaction

================================================================================

o  Creates an even stronger, more successful competitor

    o  Expanded branch presence in lucrative metro-New York markets

    o  Leader in Long Island market

    o  Opportunities for revenue enhancement

    o  Significant financial strength

    o  Enhanced franchise value

    o  Opportunity for cost savings



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       A Powerful Presence in Metro New York

================================================================================


                              [GRAPH APPEARS HERE]

Nassau # 6

Brooklyn # 9

Queens # 13

Suffolk # 14


Overall Ranking # 10




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


       A Powerful Presence in Metro New York

==============================================================================================================================

Overall Deposit Market Share for Nassau and Suffolk      Overall Deposit Market Share for Nassau, Suffolk, Brooklyn and Queens

                           DEPOSITS     MARKET                                       DEPOSITS      MARKET
      INSTITUTION         (MILLIONS)    SHARE    BRANCHES       INSTITUTION         (MILLIONS)     SHARE      BRANCHES

1.   Chase Manhattan       $8,156        14.7%      87      1 . Chase Manhattan       $16,697      15.4%        186

2.   Fleet Financial        7,347        13.3       97      2.  Astoria Financial       9,446       8.7          87

3.   Astoria Financial      5,108         9.2       58      3.  GreenPoint Financial    8,824       8.1          61

4.   ABN AMRO               4,304         7.8       61      4.  Fleet Financial         8,222       7.6         122

5.   GreenPoint Financial   3,612         6.5       30      5.  Dime Bancorp            8,068       7.4          51

6.   Dime Bancorp           3,319         6.0       24      6.  Citigroup               7,726       7.1          68

7.   North Fork Bancorp     3,142         5.7       67      7.  Republic New York       6,080       5.6          49

8.   Bank of New York       3,056         5.5       99      8.  North Fork Bancorp      5,159       4.8          94

     ROSLYN - PRO FORMA     3,014         5.5       17      9.  ABN AMRO                4,856       4.5          71

9.   Citigroup              2,647         4.5       27          Roslyn - PRO Forma      4,234       3.9          23

10.  Roslyn                 1,787         3.2        8     10.  Bank of New York        3,543       3.3         116

      Source: Company data, SNL Securities. Data as of 6/30/97 adjusted for pending acquisitions.

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




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Strong Asset Generation Capabilities

================================================================================

o Roslyn operates a mortgage finance company with 12 offices in New York, New Jersey, Connecticut and Pennsylvania


o   Projected 1998 Residential Mortgage Originations

         - Roslyn:              $750 Million
         - TR Financial:        $600 Million
         - PRO FORMA:         $1,350 MILLION


o   PROJECTED 1998 COMMERCIAL REAL ESTATE LOAN ORIGINATIONS


          - Roslyn:              $165 Million
          - TR Financial:         $50 Million
          - PRO FORMA:           $215 MILLION


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


Pro Forma Balance Sheet Data

================================================================================
At March 31, 1998
($ in millions, except per share data)

                                                                  Pro
                                                RSLN     ROSE     Forma(a)
                                              ----------------------------
Loans, Net                                     $1,067   $2,133    $3,200

Securities                                      2,259    1,805     4,334

Intangibles                                         3        0         3

Total Assets                                    3,706    4,006     7,712

Deposits                                        2,006    2,134     4,140

Borrowings                                        975    1,526     2,501

Common Equity                                     621      246       867

Tangible Book Value / Share                    $14.44   $14.87    $10.97

Tangible Equity Tangible Assets                 16.69%    6.14%    11.21%

(a) Before acquisition adjustments




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

Pro Forma Income Statement

================================================================================
  ($ in millions, except per share data)

                                           Pro Forma Shares       1999 Earnings
                                           ----------------       -------------
  Roslyn EPS                                                         $1.29(a)

  Roslyn Base Net Income                          39.2               $50.6

  ROSE Base Net Income                            36.7(b)             37.1

  Cost Savings after tax                                              18.8
                                                                   -------------
      TOTAL                                       75.9(c)           $106.5

--------------------------------------------------------------------------------
  Pro Forma EPS                                                      $1.40

  Accretion - $                                                      $0.11

  Accretion - %                                                        8.8%
--------------------------------------------------------------------------------

(a) Mean I/B/E/S estimate as of May 25, 1998
(b) 17,891,729 fully-diluted ROSE shares as of March 31, 1998 multiplied by exchange ratio of 2.05
(c) 36,700,000 shares issued to ROSE shareholders + 39,200,000 fully-diluted
    RSLN shares as of March 31, 1998

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

Leveraging Our Capital Base

================================================================================
At March 31, 1998
($ in millions, except per share data)

                                                                  Pro
                                                RSLN     ROSE     Forma(a)
                                              ----------------------------
Total Assets                                   $3,706   $4,006    $7,712

Intangibles                                         3        0         3

Common Equity                                     621      246       867

Tangible Equity / Tangible Assets               16.68%    6.14%    11.21%

o    Projected 1999 Return on Average Equity(a)

      - Roslyn Stand-Alone:                               7.66%
      - Roslyn / TR Financial Pro Forma:                 11.22%


(a) Before acquisition adjustments, assumes pro forma net income of $106.5 mm.



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


Merger-Related Charges

================================================================================
($ in millions)

o     Total cash merger-related charges                                $55,400

o     Total non-cash merger-related charges
      associated with ESOP termination                                 $41,200





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


Cost Savings Estimate

=============================================================================================
($ in millions)                                                       Estimated Savings
                                                                      -----------------
o   Estimated salary and benefits expense                                  $11,100

o   Estimated other operating expenses                                       7,700
                                                                           -------
    Total Cost Savings (Before ESOP savings)                               $18,800

--------------------------------------------------------------------------------
     % OF TR FINANCIAL PROJECTED 1998 NON-INTEREST EXPENSE

     (BEFORE ESOP EXPENSE)                                                   43%

--------------------------------------------------------------------------------

o    Estimated ESOP expense                                              $ 8,000
                                                                         -------
     Total estimated cost savings (Including ESOP savings)               $26,800

--------------------------------------------------------------------------------
     % OF TR FINANCIAL PROJECTED 1998 NON-INTEREST EXPENSE

      (Including ESOP EXPENSE)                                               51%
--------------------------------------------------------------------------------






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A Powerful Presence in Metro New York
================================================================================


o    Perfect strategic fit

o    Creates an even stronger, more successful competitor

      - Top 10 deposit market share in Nassau, Suffolk, Brooklyn, Queens combined
      -    $7.7 billion in assets
      -    $4.1 billion in deposits
      -    23 full-service banking locations
      -    $180 million average deposits per branch

o Reflects Roslyn commitment to growing the business and enhancing shareholder value





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




                                     ROSLYN



                                     [LOGO]
                              ROSLYN BANCORP, INC.



o    A Powerful Presence in Metro New York

o    8.8% Accretion to Earnings per Share